Exhibit 10.48

DEBT GUARANTY AGREEMENT
This DEBT GUARANTY AGREEMENT (this “Agreement”) is entered into on March 14, 2017, effective as of October 6, 2016, by and among (i) PARKWAY PROPERTIES LP, a Delaware limited partnership (“Former OP”), (ii) PARKWAY OPERATING PARTNERSHIP LP, a Delaware limited partnership (“New OP”) (iii) JAMES A. THOMAS, individually and as Trustee of the Lumbee Clan Trust (“Thomas”), and (iv) those persons and entities listed on the signature page hereto under the caption “THOMAS INVESTORS” (each, a “Thomas Investor” and collectively the “Thomas Investors”).
RECITALS
A.    Former OP, Thomas and the Thomas Investors are parties to that certain Tax Protection Agreement dated as of December 19, 2013 (the “Existing Tax Protection Agreement”).
B.    In 2004, James A. Thomas, individually and as Trustee of the Lumbee Clan Trust, the Thomas Investors, Thomas Properties Group, L.P., a Maryland limited partnership(subsequently renamed PKY Masters Properties Group, L.P.) (“TPG LP”), and certain other persons entered into a Contribution Agreement dated October 13, 2004 (the “Contribution Agreement”) in which, among other things, TPG LP agreed to certain limitations on its ability to sell its direct or indirect interests in certain property and to use commercially reasonable efforts to make certain secured mortgage debt available to be guaranteed by the Thomas Investors, as set forth on Exhibit F to the Contribution Agreement (such Exhibit F, the “Original Tax Protection Agreement”).
C.    Each of the “Parent Merger” and the “Partnership Merger” (each as defined in that Agreement and Plan of Merger dated as of September 4, 2013 by and between Parkway Properties, Inc., a Maryland corporation (“Old Parkway”), Former OP, Thomas Properties Group, Inc., a Maryland corporation (“TPGI”), TPG LP, and PKY Masters, LP, a Delaware limited partnership) have occurred (the “2013 Merger Agreement”).
D.    Pursuant to an Agreement and Plan of Merger, dated as of April 28, 2016 (the “2016 Merger Agreement”), entered into by Old Parkway and Former OP with Cousins Properties Incorporated (“Cousins”) and Clinic Sub Inc., and a Separation, Distribution, and Transition Services Agreement, dated as of October 5, 2016, contemplated by the 2016 Merger Agreement (the “Separation and Distribution Agreement”), the Parkway Houston Properties (defined below) have been combined as of October 6, 2016, with the Added Houston Properties (defined below), which were formerly owned by Cousins, in New OP, which is the operating partnership for Parkway, Inc. (“New Parkway”), a newly formed public REIT, and the non-Houston properties formerly owned by Former OP have been combined with non-Houston assets of Cousins in a new UPREIT structure for which Cousins is the parent and in which Former OP has no continuing interest.
E.    New Parkway is a direct and indirect owner of Former OP and of TPG LP, and Former OP is an indirect owner of TPG LP and of the Parkway Houston Property Owners

(defined below). The Parkway Houston Property Owners own, as applicable, each of the Parkway Houston Properties (defined below).

F.    In connection with the 2016 Merger Agreement, a letter agreement dated April 28, 2016 has been entered into by and among Old Parkway and Former OP, on the one hand, and Thomas, Thomas Partners, Inc., Thomas Investment Partners, Ltd. and Thomas-Pastron Family Partnership, L.P., on the other hand (the “2016 Thomas Letter Agreement”).
H.    This Agreement is being entered into pursuant to Section 4 of the 2016 Thomas Letter Agreement.
NOW, THEREFORE, the undersigned, in consideration of the premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:
1.    Definitions.

Terms defined in the Preamble and Recitals, or elsewhere in this Agreement, have the meanings given to them therein, and the following terms have the meanings set forth below.
“Added Houston Property 1” means, collectively, the projects commonly known as Greenway Plaza One, Greenway Plaza Two, Greenway Plaza Three, Greenway Plaza Four, Greenway Plaza Five, Greenway Plaza Eight, Greenway Plaza Nine, Greenway Plaza Eleven, and Greenway Plaza Twelve located at Greenway Plaza Houston, Texas.
“Added Houston Property 2” means collectively, the projects commonly known as Post Oak Center - 1, Post Oak Center - 2, and Post Oak Center - 3 located at 1980 - 2000 Post Oak Boulevard, Houston, Texas.
“Added Houston Properties” means Added Houston Property 1 and Added Houston Property 2.
“Added Houston Property Owner” means any of Added Houston Property Owner 1 and Added Houston Property Owner 2.
“Added Houston Property Owner 1” means the entities that own Added Houston Property 1.
“Added Houston Property Owner 2” means the entities that own Added Houston Property 2.
“CityWest 1&2” means that certain project located at 2101 CityWest Boulevard in Houston, Texas commonly known as “CityWest Place 1&2.”
“CityWest 1&2 Owner” means PKY-2101 CityWest 1 & 2, L.P., a Delaware limited partnership.

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“CityWest 3&4” means that certain project located at 2101 CityWest Boulevard in Houston, Texas commonly known as “CityWest Place 3&4.”
“CityWest 3&4 Owner” means PKY-2101 CityWest 3 & 4, L.P., a Delaware limited partnership.
“CityWest Loan” has the meaning set forth in Section 4.4.
“Guarantee Agreement” means an agreement between New OP, Former OP, or a Property Owner, one or more Thomas Investors and possibly a lender (or with a lender as a third party beneficiary), pursuant to which the Thomas Investor(s) guarantee(s) debt of New OP, Former OP or of such Property Owner, which guarantee may be on a “bottom dollar basis” provided it is on a pari passu basis with the other Thomas Investors, and which agreement shall be in the form of a guarantee or a contribution agreement.
“Guarantee Amount” means an amount specified by each Thomas Investor and which is set forth in a Guarantee Agreement to which such Thomas Investor is a party (not to exceed, in the aggregate, the amounts for each Thomas Investor set forth in the Replacement CityWest Guarantee Agreement and the San Felipe Guarantee Agreement, as summarized on Exhibit A).
“Guaranteed Debt” means the debt which a Thomas Investor has guaranteed pursuant to a Guarantee Agreement. As of the date hereof, the Guaranteed Debt consists of $45,000,000 under the CityWest Loan and $64,000,000 under the San Felipe Loan.
“Guarantee Opportunity” has the meaning set forth in Section 3.1.
“Houston Properties” means the Added Houston Properties and the Parkway Houston Properties.
“Houston Property Owner” means any of the Added Houston Property Owners and Parkway Houston Property Owners.
“Parkway Houston Properties” means CityWest 1&2, CityWest 3&4, San Felipe Plaza and Phoenix Tower.
“Parkway Houston Property Owner” means any of CityWest 1&2 Owner, CityWest 3&4 Owner, San Felipe Plaza Owner and Phoenix Tower Owner.
“Phoenix Tower” means that certain project located at 3200 SW Freeway, Houston, Texas commonly known as “Phoenix Tower.”
“Phoenix Tower Owner” means PKY 3200 SW Freeway, LLC.
“Property” means any of the Houston Properties and any other real property directly and/or indirectly owned by New OP, Former OP or New Parkway.

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“Property Owner” means the Houston Property Owners and any other owner of a Property which owner is owned directly and/or indirectly by New OP, Former OP or New Parkway.
“Protected Period” means the period commencing on October 6, 2016, and ending on October 13, 2016.
“Qualifying Debt” means the City West Loan, the San Felipe Loan and indebtedness of New OP or a Property Owner that is described in (i), (ii) or (iii) below:
(i) In the case of indebtedness secured by any real property of New OP or a Property Owner and which is not recourse to all of the assets of New OP or the Property Owner, the aggregate amount of all indebtedness secured by such property must not exceed seventy-five percent (75%) of the fair market value (as determined by New OP in its reasonable judgment) of such property at the time that the Guarantee Opportunity is first effective. Nonrecourse debt of New OP or a subsidiary of New OP shall be treated as debt of New OP, provided that New OP guarantees (or enters into a contribution agreement with respect to) such debt and will permit the Thomas Investor to indemnify New OP from certain losses associated with such guarantee (or contribution agreement) on terms which are similar to those set forth in the Thomas Investor’s Guarantee Agreement and reasonably acceptable to New OP and the Thomas Investor;
(ii) In the case of indebtedness that is recourse to all of the assets of New OP or a Property Owner, the indebtedness is at all times the most senior indebtedness recourse to all the assets of New OP or such Property Owner (but there shall not be a prohibition against other indebtedness that is pari passu with such indebtedness) and the amount of the indebtedness outstanding is at all times at least equal to one hundred fifty percent (150%) of the aggregate amount of the guarantees provided with respect to such indebtedness; or
(iii) Any other indebtedness approved by Thomas (or his designee or legal representative) in his sole and absolute discretion.
In addition, debt which satisfies requirement (i) or (ii) above (but not requirement (iii) above) will not be Qualifying Debt if and when either of the following occurs: (a) there are other guarantees with respect to the same indebtedness that are prior to (i.e., with less economic risk) the Guarantee Opportunity provided to the Thomas Investor pursuant hereto; or (b) there are other guarantees with respect to the same indebtedness that are pari passu with the Guarantee Opportunity provided to the Thomas Investor pursuant hereto and the amount of all such guarantees (including the Thomas Investor’s obligation under its Guarantee Agreement) exceeds seventy-five percent (75%) of the fair market value of the real estate which is security for such indebtedness measured at the time any such guarantee is first effective (as determined by New OP in its reasonable judgment).
Notwithstanding the foregoing, there shall be no prohibition on guarantees of other portions of Qualifying Debt, and the above limitations shall not apply with respect to any guarantee of such debt by New Parkway or New OP, provided that the Thomas Investor is offered the opportunity to enter into an agreement with New Parkway or New OP, as applicable, providing that the Thomas Investor will indemnify New Parkway or New OP, as applicable, from certain losses associated with such debt on terms which are similar to those set forth in the Thomas

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Investor’s Guarantee Agreement with respect to the debt of New OP or one or more of the Property Owners.
“Replacement CityWest Guarantee Agreement” has the meaning set forth in Section 4.4.2.
“San Felipe Guarantee Agreement” has the meaning set forth in Section 4.5.
“San Felipe Loan” has the meaning set forth in Section 4.5.
“San Felipe Plaza” means that certain project located at 5847 San Felipe, Houston, Texas commonly known as “San Felipe Plaza”.
“San Felipe Plaza Owner” means PKY-San Felipe Plaza, L.P., a Delaware limited partnership.
“UPREIT Reorganization” means the “Reorganization” has defined in the 2016 Merger Agreement.
2.    Replacement of Original Tax Protection Agreement.

This Agreement supersedes and replaces (a) the Original Tax Protection Agreement, which shall be without any further force or effect, and (b) the Existing Tax Protection Agreement, which shall be without any further force or effect.
3.    Availability of Guarantee Opportunities.

3.1    As contemplated by Section 4(ii) of the 2016 Thomas Letter Agreement, Former OP has heretofore made available to the Thomas Investors the opportunity (a “Guarantee Opportunity”) to make a guarantee of up to $90 million of additional indebtedness under the currently existing mortgage loans on San Felipe Plaza and CityWest 3&4. In response to this Guarantee Opportunity, Thomas Investors elected to enter into contribution agreements with respect to a total of $109 million (representing an additional $70 million) of the San Felipe and CityWest III & IV mortgage loans pursuant to the Replacement CityWest Guarantee Agreement and the San Felipe Guarantee Agreement.

3.2    Subject to Section 3.5 below, for a period of five (5) years following the Protected Period, if any Guaranteed Debt is to be repaid and, to the extent that immediately after such repayment, the outstanding amount of such Guaranteed Debt would be less than the Guarantee Amount with respect to such Guaranteed Debt set forth in the applicable Guarantee Agreement, or if for any reason any Guaranteed Debt is no longer available to the Thomas Investors to make a guarantee of Qualifying Debt at least equal to the Guarantee Amount for each such Thomas Investor set forth in the applicable Guarantee Agreement (including, without limitation, as a result of a sale or other disposition of any Property or a repayment of such Guaranteed Debt without incurring new debt secured by a Property), then to the extent that, and only for so long as, New OP, Former OP or one or more Property Owners has other Qualifying Debt, New OP shall use commercially reasonable efforts to provide each Thomas Investor a Guarantee Opportunity with respect to such other Qualifying Debt in an amount equal to the Guarantee Amount with respect to the Guaranteed Debt being repaid or otherwise no longer available; provided that, subject to

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Section 3.5 below, New OP shall maintain, or cause to be maintained, a sufficient amount of such other Qualifying Debt for a minimum of five (5) years after the expiration of the Protected Period to enable the Thomas Investors to have Guarantee Opportunities with respect to an amount equal to the Guarantee Amount. For the sake of clarity, nothing in this Section 3.1 shall require Former OP, New OP, or any Property Owner to maintain any Qualified Debt beyond five (5) years after the end of the Protected Period. In the event that New OP is required to offer a Guarantee Opportunity pursuant to this Section 3.1, New OP will provide each Thomas Investor notice of the type, amount and other relevant attributes of the Qualifying Debt with respect to which the Guarantee Opportunity is offered at least ten (10) business days, to the extent reasonably practicable, but in no event less than five (5) business days prior to, the earlier of the closing of the incurrence of such debt (if such debt is not already outstanding at the time such Guarantee Opportunity is offered) and the scheduled repayment of the existing Guaranteed Debt. In the event that New OP or a related party repurchases outstanding Guaranteed Debt, whether or not such debt is retired, the repurchase thereof shall be treated as a repayment of the Guaranteed Debt for purposes of this Section 3.1. Each Thomas Investor may provide its Guarantee Agreement or Guarantee Agreements provided such agreement(s) shall not expand such Thomas Investor’s rights hereunder or impose any obligations on New OP, Former OP, or any Property Owner other than obligations set forth herein and obligations contained in such Guarantee Agreement or Guarantee Agreements consistent with the form of the Replacement CityWest Guarantee Agreement and the San Felipe Guarantee Agreement (defined in Sections 4.4.2 and 4.5 below) and shall be subject to the reasonable comments and approval of New OP.

3.3    Each Thomas Investor     acknowledges that each of the other Thomas Investors has the right to guarantee debt of New OP on terms which are similar to the terms set forth in this Agreement. New OP shall use commercially reasonable efforts to offer each Guarantee Opportunity to the Thomas Investors on a pro rata basis, based on the proportion of each Thomas Investor’s Guarantee Amount to the aggregate Guarantee Amounts of all Thomas Investors, unless the Thomas Investors agree to accept Guarantee Opportunities on other than a pro rata basis.

3.4    New OP agrees to file its tax returns and to cause each Property Owner to file its tax returns taking the position that the Guaranteed Debt is allocable to each Thomas Investor pursuant to its Guarantee Agreement with respect to such debt for purposes of Section 752 of the Internal Revenue Code of 1986, as amended (the “Code”), absent a determination to the contrary by the Internal Revenue Service or a change in applicable law with respect thereto (including the regulations implementing Section 752 of the Code). However, none of New Parkway, New OP, Former OP, TPG LP, or any Property Owner makes any representation or warranty to a Thomas Investor that any Guarantee Agreement entered into pursuant to this Section 3 shall be respected for federal income tax purposes so as to enable such Thomas Investor to be considered to bear the “economic risk of loss” with respect to the indebtedness thereby for which such Thomas Investor is responsible under its Guarantee Agreement for purposes of either Section 752 or Section 465 of the Code.

3.5    New OP shall not be obligated to undertake efforts to maintain any level of indebtedness in excess of the amounts specifically required to meet the obligations set forth above in this Section 3.

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3.6    Upon consummation of a Termination Transaction (defined in Section 5(d) of the 2016 Thomas Letter Agreement), the obligations of New OP hereunder shall terminate and this Agreement shall not be binding upon a successor to New OP, or Former OP in such Termination Transaction, it being acknowledged that the acquiring entity in such Termination Transaction may agree, as a result of the commercially reasonable efforts of New Parkway pursuant to Section 5(d) of the 2016 Thomas Letter Agreement, to provide the Thomas Investors a Guaranty Opportunity.

4.    Other Agreements Regarding Tax Matters.

4.1    Each Thomas Investor acknowledges and agrees that none of Old Parkway, New Parkway, New OP, Former OP, any Property Owner, Thomas or his or any of their heirs, estate or successors and assigns or affiliates shall have any duty or obligation to any such Thomas Investor (and none of Old Parkway, New Parkway, New OP, Former OP, TPG LP, or any Property Owner shall have any duty or obligation to Thomas) with respect to any decision made or action taken by any of the Thomas Investors under this Agreement, including, without limitation, accepting indebtedness as “Qualifying Debt,” or any other matter. Each of Thomas and the other Thomas Investors further acknowledges that it shall not have any claim against any of Old Parkway, New Parkway, New OP, Former OP, any Property Owner, (or, in the case of a Thomas Investor other than Thomas, Thomas), or his or any of their heirs, estate or successors and assigns or affiliates for any adverse tax consequences suffered by such Thomas Investor as a result of any action taken by Thomas or any of his heirs, estate or other successors by operation of law under this Agreement.

4.2    The Thomas Investors acknowledge that none of Old Parkway, New Parkway, New OP, Former OP, TPG LP, and/or any Property Owner has made any representations, warranties or assurances concerning tax consequences of any kind, including of any Guarantee Agreement or this Agreement, and each of the Thomas Investors have consulted their own tax advisors and are not relying upon any representations, warranties or assurances of Old Parkway, New Parkway, New OP, Former OP, TPG LP, and/or any Property Owner in this regard.

4.2.1.    The Thomas Investors shall indemnify and hold harmless Old Parkway, New Parkway, New OP, Former OP, TPG LP, and the Property Owners from and against any “Losses” (as defined in Section 3.4 of the Contribution Agreement) arising out of or relating to, asserted against, imposed upon or incurred by any of them as a result of any Guarantee Agreement or other action or transaction contemplated by this Agreement, including without limitation such “Losses” arising as a result of any tax audit or other proceeding instituted by the Internal Revenue Service or any other tax authority.

4.2.2    The rights and remedies of the Thomas Investors for a breach or violation of the covenants set forth in Section 3 shall include a claim for damages incurred by them (including, without limitation, incidental and indirect damages, and direct and indirect adverse tax consequences, whether foreseeable or not, and including “Losses” as defined in Section 3.4 of the Contribution Agreement) against New OP, Former OP or any successor to any of them. All such damages shall be subject to indemnification by New OP and Former OP pursuant to the provisions of Section 3.4 of the Contribution Agreement. Any claim, dispute, or controversy arising out of, or in connection with, or in relation to the interpretation, performance, or breach

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of this Agreement shall be subject to the provisions of Section 7.1 of the Contribution Agreement. New OP and Former OP shall have no liability to any other “Person” (as defined in the Contribution Agreement) besides Thomas and any Thomas Investor under Section 3 and this Section 4.

4.2.3.    New OP and Former OP acknowledge that any breach or violation by any of them of its obligations under this Agreement would cause substantial harm to the Thomas Investors, and New OP and Former OP agree that any calculation of damages payable to the Thomas Investors based solely on the time value of money would not adequately compensate the Thomas Investors for the harm caused by any such breach or violation of obligations pursuant to Section 3 and any calculation of damages payable to Thomas shall be made without regard to the time value of money or the time period remaining in the Protected Period at the time of such breach or violation. In addition, for purposes of determining any damages payable by New OP and Former OP or a successor to any of them to the Thomas Investors pursuant to Section 3 and this Section 4, the tax effect on the Thomas Investors of any such breach or violation of this Agreement shall be considered.

4.3    The Thomas Investors and New OP and Former OP agree that allocations under Section 704(c) of the Code for properties of TPG LP treated as being contributed to Former OP pursuant to the “Partnership Merger” (as defined in the 2013 Merger Agreement) that are Parkway Houston Properties, for periods after the date hereof~~,~~ shall be made utilizing the “traditional method without curative allocations,” as described in Treasury Regulation Section 1.704-3(b).

4.4    Thomas Master Investments, LLC and some of the Thomas Investors (Maguire Thomas Partners - Philadelphia, Ltd. and Maguire Thomas Partners - Commerce Square II, Ltd.) and TPG LP entered into a “Contribution Agreement” (CITYWEST III & IV) dated as of September 30, 2013 (the “Original CityWest Guarantee Agreement”), in connection with that loan in the original principal amount of Ninety-Five Million Dollars ($95,000,000) (the “CityWest Loan”) pursuant to that certain Promissory Note and that certain Deed of Trust and Security Agreement dated as of October 7, 2010 by CityWest 3&4 Owner for the benefit of The Northwestern Mutual Life Insurance Company, a Wisconsin corporation (“CityWest Lender”), secured by, among other collateral, a first deed of trust lien on CityWest 3&4.

4.4.1    The obligations of TPG LP under the Original CityWest Guarantee Agreement were assigned to and assumed by Former OP concurrently with the Existing Tax Protection Agreement, and such assignment and assumption has been acknowledged and agreed to by Thomas and the applicable Thomas Investors, pursuant to an Assignment and Assumption Agreement dated December 19, 2013.

4.4.2    The Original CityWest Guarantee Agreement has been replaced and superseded by a “Replacement Contribution Agreement (CITYWEST III & IV)” dated as of May 27, 2016 (the “Replacement CityWest Guarantee Agreement”). The Replacement CityWest Guarantee Agreement is attached hereto as Exhibit B.

4.4.3    The Replacement CityWest Guarantee Agreement provides, for the benefit of the CityWest Lender, that in the event of a default under the CityWest Loan, subject to the limitations and terms and conditions set forth in the Replacement CityWest Guarantee Agreement, the Thomas Investors will contribute cash to Former OP, which will in turn contribute such cash to New OP, to be used to repay any outstanding “Shortfall Amount” (as defined in the CityWest

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Guarantee Agreement). The Thomas Investors agree and acknowledge that the CityWest Loan constitutes Qualifying Debt and Guaranteed Debt for purposes of this Agreement, and acknowledge that the Replacement CityWest Guarantee Agreement, together with the San Felipe Guarantee Agreement (defined below), currently satisfies New OP’s and Former OP’s obligations under Section 3 of this Agreement. The provisions of Section 3.1 above shall apply to the Guarantee of the Thomas Investors under the Replacement CityWest Guarantee Agreement and, if for any reason, the CityWest Loan is no longer available to the Thomas Investors to provide a guaranty up to the their respective Guarantee Amount under the Replacement CityWest Guarantee Agreement, then the provisions of this Agreement shall govern with respect to the obligation of New OP to provide a Guarantee Opportunity with respect to the Guarantee Amount of Qualifying Debt that is no longer available, subject to the limitations on such obligation set forth in Section 3.

4.5    The Thomas Investors and Former OP are parties to a “Contribution Agreement” (San Felipe Plaza) dated as of May 27, 2016 (the “San Felipe Guarantee Agreement”), entered into in connection with that loan in the principal amount of approximately One Hundred Seven Million Eight Hundred Seventy-Seven Thousand Dollars ($107,877,000) (the “San Felipe Loan”) pursuant to that certain Promissory Note and that certain Deed of Trust and Security Agreement dated as of July 21, 2010 by San Felipe Plaza Owner for the benefit of Metropolitan Life Insurance Company, a New York corporation (“San Felipe Lender”), secured by, among other collateral, a first deed of trust lien on San Felipe Plaza. The San Felipe Guarantee Agreement is attached hereto as Exhibit C.

4.5.1.    The San Felipe Guarantee Agreement provides, for the benefit of the San Felipe Lender, that in the event of a default under the San Felipe Loan, subject to the limitations and terms and conditions set forth in the San Felipe Guarantee Agreement, the Thomas Investors will contribute cash to Former OP, which will in turn contribute such cash to New OP, to be used to repay any outstanding “Shortfall Amount” (as defined in the San Felipe Guarantee Agreement). The Thomas Investors agree and acknowledge that the San Felipe Loan constitutes Qualifying Debt and Guaranteed Debt for purposes of this Agreement, and acknowledge that the San Felipe Guarantee Agreement, together with the Replacement CityWest Guarantee Agreement, currently satisfies New OP’s and Former OP’s obligations under Section 3 of this Agreement. The provisions of Section 3.1 above shall apply to the Guarantee of the Thomas Investors under the San Felipe Guarantee Agreement and, if for any reason, the San Felipe Loan is no longer available to the Thomas Investors to provide a guaranty up to the their respective Guarantee Amount under the San Felipe Guarantee Agreement, then the provisions of this Agreement shall govern with respect to the obligation of New Parkway and New OP to provide a Guarantee Opportunity with respect to the Guarantee Amount of Qualifying Debt that is no longer available, subject to the limitations on such obligation set forth in Section 3.

4.6    The obligations of Former OP under the Existing Tax Protection Agreement, the Replacement CityWest Guarantee Agreement and the San Felipe Guarantee Agreement have been assigned to and assumed by New OP on October 6, 2016 in connection with the consummation of transactions contemplated by the Separation and Distribution Agreement, and such assignment and assumption is hereby acknowledged and agreed to by Thomas and the Thomas Investors, and are hereby acknowledged and agreed by New OP to have been assumed by it for the benefit of Thomas and the Thomas Investors.

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5.    Miscellaneous.

5.1    This Agreement (and the legal relations between the parties hereto) shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of law.

5.2    The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any federal court within the State of Delaware), in addition to any other remedy to which they may be entitled at Law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

5.3    This Agreement constitutes the entire agreement among Former OP, New Parkway, New OP, Thomas and the Thomas Investors pertaining to the subject matter hereof and supersedes all prior agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements, express or implied, made to any party by any other party pertaining to the subject matter hereof except as specifically set forth herein.

5.4    No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

5.5    Any notice, request, claim, demand and other communications hereunder shall be in writing, shall be deemed to have been given (i) upon confirmation of successful transmission if sent by facsimile transmission or e-mail of a pdf attachment (provided that any notice received by facsimile or e-mail on any Business Day after 5:00 p.m. (Eastern time) shall be deemed to have been received at 9:00 a.m. (Eastern time) on the next Business Day), or (ii) upon receipt by the receiving party if sent by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), and shall be addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.4):

If to Former OP or New OP:

Parkway Properties LP
Parkway Operating Partnership LP
390 N. Orlando Avenue, Suite 2400
Orlando, Florida 32801
Phone: 407-581-3351
Fax: 407-650-0579
Attention: A. Noni Holmes-Kidd, Vice President and General Counsel
E-Mail : nholmes-kidd@pky.com

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with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP
555 13th Street NW
Washington, DC 20004
Phone: 202-637-5600
Fax: 202-637-5910
Attention: Bruce Gilchrist, Esq.; Matt Thomson, Esq.
E-Mail:bruce.gilchrist@hoganlovells.com:
matt.thomson@hoganlovells.com

If to the Thomas Investors and/or Thomas:

James A. Thomas
230 N. Cliffwood
Los Angeles, California 90049

with a copy to:

Gilchrist & Rutter Professional Corporation
1299 Ocean Avenue, Suite 900
Santa Monica, California 90401
Attention: Jonathan S. Gross, Esq.
E-Mail: jgross@gilchristrutter.com

5.6    All of the rights, benefits, duties, obligations and liabilities of the parties shall inure to the benefit of, and be binding upon, their respective successors and permitted assigns. For the sake of clarity, Cousins and its subsidiaries (including Old Parkway and all subsidiaries of Old Parkway and Former OP that became subsidiaries of Cousins following the Merger and the UPREIT Reorganization) shall have no liability under this Agreement. Except as specifically set forth herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

5.7    In the event that the date for the performance of any covenant or obligation under this Agreement shall fall on a Saturday, Sunday or legal holiday, the date for performance thereof shall be extended to the next business day.

5.8    Any provision or part of this Agreement which is invalid or unenforceable in any situation in any jurisdiction shall, as to such situation and such jurisdiction, be ineffective only to the extent of such invalidity and shall not affect the enforceability of the remaining provisions hereof or the validity or enforceability of any such provision in any other situation or in any other jurisdiction.

5.9    This Agreement may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

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[signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

PARKWAY PROPERTIES LP,
a Delaware limited partnership

By:	PARKWAY PROPERTIES GENERAL PARTNERS, INC.,

By:    /s/ James R. Heistand
Name:     James R. Heistand

Title:	President and Chief Executive Officer
By:    /s/ A. Noni Holmes-Kidd
Name:     A. Noni Holmes-Kidd

Title:	Vice President, General Counsel and Secretary

[Signature page to Debt Guaranty Agreement]

PARKWAY OPERATING PARTNERSHIP LP,
a Delaware limited partnership

By:	PARKWAY PROPERTIES GENERAL PARTNERS, INC.,

By:    /s/ James R. Heistand
Name:     James R. Heistand

Title:	President and Chief Executive Officer
By:    /s/ A. Noni Holmes-Kidd
Name:     A. Noni Holmes-Kidd

Title:	Vice President, General Counsel and Secretary
/s/ James A. Thomas
James A. Thomas, Individually and in his capacity as the Trustee of the Lumbee Clan Trust

THOMAS INVESTORS:

MAGUIRE THOMAS PARTNERS-
COMMERCE SQUARE II, LTD.,
a California limited partnership

By:	THOMAS DEVELOPMENT PARTNERS-PHASE II, INC., a California corporation
Its General Partner

By: /s/ James A. Thomas
James A. Thomas, President

[Signature page to Debt Guaranty Agreement]

MAGUIRE/THOMAS PARTNERS-PHILADELPHIA, LTD., a California limited partnership

By:    THOMAS PARTNERS, INC.,
a California corporation
Its General Partner

By: /s/ James A. Thomas
James A. Thomas, President

THOMAS INVESTMENT PARTNERS, LLC,
a California limited liability company

By:    THOMAS PARTNERS, INC.,
a California corporation
Its Manager

By: /s/ James A. Thomas
James A. Thomas, President

/s/ James A. Thomas
James A. Thomas, Trustee of The Lumbee Clan Trust

THOMAS PARTNERS, INC.,
a California corporation

/s/ James A. Thomas
By:     James A. Thomas
Title:     President

[Signature page to Debt Guaranty Agreement]

Exhibit A

(Guarantee Amounts)

Maguire/Thomas Partners-Philadelphia, Ltd.	$39,152,067

Thomas Investment Partners, LLC	$42,129,603

Maguire Thomas Partners-Commerce Square, Ltd.	$22,522,421

The Lumbee Clan Trust	$4,908,024

Thomas Partners, Inc.	$287,885

Total	$109,000,000

A-1

Exhibit B

(Replacement CityWest Guarantee Agreement)

B-1

REPLACEMENT CONTRIBUTION AGREEMENT
(CityWest III & IV)
THIS REPLACEMENT CONTRIBUTION AGREEMENT (this “Agreement”) is made as of May 27, 2016, by and among MAGUIRE THOMAS PARTNERS-COMMERCE SQUARE II, LTD., a California limited partnership, MAGUIRE/THOMAS PARTNERS-PHILADELPHIA, LTD., a California limited partnership, THOMAS INVESTMENT PARTNERS, LLC, a California limited liability company, JAMES A. THOMAS, in his capacity as the TRUSTEE OF THE LUMBEE CLAN TRUST, and THOMAS PARTNERS, INC., a California corporation, severally and not jointly (each a “Principal,” and collectively, “Principals”) and PARKWAY PROPERTIES, L.P. (“Operating Partnership”)..
R E C I T A L S
A.    Pursuant to that certain Promissory Note and that certain Deed of Trust and Security Agreement (the “Deed of Trust”) dated as of October 7, 2010 by TPG-2101 CITYWEST 3 & 4, L.P., a Delaware limited partnership (“Borrower”), for the benefit of The Northwestern Mutual Life Insurance Company, a Wisconsin corporation (“Lender”), as Beneficiary, Borrower was indebted to Lender at December 31, 2015 in the principal amount of approximately Ninety Million Three Hundred Thirty-Four Thousand Dollars ($90, 334,000) (the “Loan”), secured by, among other collateral, a first deed of trust lien on the Property defined in the Deed of Trust.
B.    Thomas Master Investments, LLC, a California limited liability company and some of the Principals (Maguire Thomas Partners - Philadelphia, Ltd. and Maguire Thomas Partners - Commerce Square II, Ltd.) and TPG LP entered into a “Contribution Agreement” (CITYWEST III & IV) dated as of September 30, 2013 (the “Original CityWest Guarantee Agreement”), in connection with the Loan. The Original CityWest Guarantee Agreement was assigned to and assumed by the Operating Partnership, and such assignment and assumption was acknowledged and agreed to by the applicable Principals, pursuant to an Assignment and Assumption Agreement dated December 19, 2013.
C.    Principals are the owners of limited partnership interests in the Operating Partnership, which, in turn, owns, indirectly through various intermediate entities, (i) a 99.5% limited partner interest in Borrower, and (ii) 100% of TPG-2101 CityWest 3 & 4 GP, LLC (the “Intermediary Owner”), which in turn owns a 0.5% general partner interest in Borrower. Operating Partnership and Principals agree that in the event of a default under the Loan, subject to the limitations and terms and conditions set forth in this Agreement, the Principals will make additional contributions of capital to Operating Partnership and Operating Partnership will, in turn, through a series of capital contributions to intermediate entities, cause such contributed capital to be contributed to Borrower and to the Intermediary Owner, and cause the Intermediary Owner to contribute such funds to the Borrower, to be used to repay any outstanding Shortfall Amount on the Loan, as defined below.
D.    The parties acknowledge that pursuant to an Agreement and Plan of Merger, dated as of April 28 2016 (the “2016 Merger Agreement”), entered into by Parkway Properties,

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Inc., a Maryland corporation and the Operating Partnership with Cousins Properties Incorporated and Clinic Sub Inc., indirect ownership interests in the Property are expected to be contributed to a limited partnership (“New OP”) that will be the operating partnership for a newly formed public REIT, Parkway, Inc. (“HoustonCo”). Following such restructuring, (i) the Property will continue to be owned by Borrower; (ii) the Intermediary Owner will continue to be the general partner of Borrower, (iii) Borrower will be directly or indirectly wholly owned by New OP, (iv) the general partner of New OP will be the same entity as the general partner of the Operating Partnership, (v) the Operating Partnership will hold a limited partner interest in New OP, and (vi) HoustonCo will own 100% of the stock of the general partner and a limited partner interest in New OP (the restructuring transactions described in this Recital D are referred to as the “UPREIT Reorganization”).
E.    This Agreement replaces and supersedes the Original CityWest Guarantee Agreement.
F.    All capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Deed of Trust.
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.    Capital Contribution Obligation. If, for any reason, the Borrower shall be in default under the Loan and repayment of the obligations (the “Obligations”) of the Borrower evidenced by the Loan and secured by the Deed of Trust is due (such default and repayment obligation referred to hereinafter as a “Default”) and the Default can be cured by the payment of cash to the Lender, then the Principals absolutely and unconditionally agree (subject to the limits set forth below) to contribute to the capital of the Operating Partnership cash or cash equivalents in an amount equal to such Principal's Allocable Share (as defined below) of the Shortfall Amount (as defined below). Notwithstanding the foregoing, each Principal’s maximum liability hereunder is equal to the “Maximum Liability” listed opposite the Principal’s name on Exhibit “A” attached hereto and under no circumstances shall a Principal be obligated to contribute an aggregate amount under this Agreement in excess of such Principal’s Maximum Liability. No demand shall be made under this Agreement for contribution of the Shortfall Amount or any portion thereof until such time as the Lender shall have fully and completely exercised (and not waived) all rights, powers, and remedies it has with respect to foreclosure on the Property, or following the date any such Default is cured. The “Shortfall Amount” shall equal the excess of (i) Forty-Five Million Dollars ($45,000,000.00) (the “Total Contribution Amount”) or the amount of outstanding principal and accrued interest owed on the Loan immediately prior to the Default, whichever is less; over (ii) the sum of all amounts recovered and the fair market value of the Property obtained by Lender (including, without limitation, with respect to principal, interest, late fees, penalties and costs of collection), if any, from or on behalf of the Borrower after the Default in proceedings against the Borrower or the Property under the documents which set forth the Loan (including, without limitation, the Deed of Trust). Each Principal’s “Allocable Share” of the Shortfall Amount shall be equal to the product of (x) the total Shortfall Amount, multiplied by (y) the “Shortfall Percentage” listed opposite such Principal's name on Exhibit “A” attached hereto. The obligations of each Principal hereunder are separate and distinct from the obligations of any other Principal hereunder and are not joint and several.

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2.    Use of Contributions.

2.1.    Prior to Merger Transactions. Prior to the closing of the UPREIT Reorganization, the funds contributed to the capital of the Operating Partnership by each Principal will be contributed by the Operating Partnership, indirectly through a series of intermediate entities, 99.5% to Borrower and 0.5% to the Intermediary Owner; the Operating Partnership will cause the Intermediary Owner to contribute such funds it receives to the Borrower; and all such funds shall be used by the Borrower to pay any Shortfall Amount. Any capital contributions made to the Operating Partnership by the Principals pursuant hereto shall be deposited by the Operating Partnership immediately into a separate bank account in Borrower’s name (which deposit shall be deemed to constitute the foregoing contributions). Operating Partnership shall, through the Intermediary Owner, cause Borrower to use such funds solely for payments to the Lender for the Shortfall Amount.
2.2    After Merger Transactions. After the closing of UPREIT Reorganization, the funds contributed to the capital of the Operating Partnership by each Principal will be contributed by the Operating Partnership to New OP, and New OP will contribute such funds, indirectly through a series of intermediate entities, to the Borrower; and all such funds shall be used by the Borrower to pay any Shortfall Amount. Any capital contributions made to the Operating Partnership by the Principals pursuant hereto shall be deposited by the Operating Partnership immediately into a separate bank account in Borrower’s name (which deposit shall be deemed to constitute the foregoing contributions). New OP shall cause Borrower to use such funds solely for payments to the Lender for the Shortfall Amount.
3.    Personal Obligations. The obligations of the Principals under this Agreement are personal to the Principals and shall not be affected by any transfer by them of all or any of their interests in the Operating Partnership, and the Principals shall have no right to receive from the Operating Partnership or the General Partner of the Operating Partnership the reimbursement or return of any contributions to the Operating Partnership, or other payments, made pursuant to this Agreement. No Principal shall be liable to Operating Partnership, Lender or any other Person for any such loss, cost, damage, injury or expense sustained or incurred as a result of another Principal’s failure to perform its obligations under this Agreement.

4.    Term of Agreement. This Agreement, as well as all of the rights, duties, requirements and obligations created hereunder, shall expire and be of no further force or effect as of the date on which the Obligations under the Loan are satisfied in full.

5.    Rights of Lender. Without in any manner limiting the generality of the foregoing, Borrower or the Lender, or any subsequent holder of the Loan or beneficiary of the Deed of Trust may, from time to time, without notice to or consent of the Principals, agree to any amendment, waiver, modification or alteration of the Loan Documents relating to Borrower and its rights and obligations thereunder (including, without limitation, renewal, waiver or variation of the maturity of the indebtedness under the Loan, increase or reduction of the rate of interest payable under the Loan, release, substitution or addition of any Principal or endorser and acceptance of any security for the Loan). The Loan may be extended one or more times without notice to or consent from the Principals, and the Principals shall remain at all times bound to their obligations under this Agreement, notwithstanding such extensions.

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6.    Intent to Benefit Lender. This Agreement is expressly for the benefit of the Lender and its successors and assigns. The Parties intend that the Lender shall be a third party beneficiary of this Agreement and that the Lender shall have the right to enforce the obligations of each Principal hereunder separately and independently of the Operating Partnership, without any requirement whatsoever of resort by the Lender to any other party. The Lender’s status as a third party beneficiary of this Agreement and the Lender’s right to enforce the obligations of the Principals are material elements of this Agreement. Any payments to Lender hereunder shall for all purposes hereunder be treated as capital contributions by the Principals to the Operating Partnership in accordance with the provisions of Paragraph 1 above. This Agreement shall not be modified, amended or terminated without the written consent of the Lender. The Principals shall furnish a copy of this Agreement to the Lender simultaneously with its execution by the parties.

7.    Condition of the Borrower and Operating Partnership. The Principals are fully aware of the financial condition of the Borrower, the Operating Partnership and the Property, and are executing and delivering this Agreement based solely upon their own independent investigation of all matters pertinent hereto and are not relying in any manner upon any representation or statement of the Lender. Each Principal hereby represents and warrants that it is in a position to obtain, and hereby assumes full responsibility for obtaining, any additional information concerning the Operating Partnership’s and the Property’s financial condition and any other matter pertinent hereto as it may desire, and it is not relying upon or expecting the Lender to furnish to it any information now or hereafter in the Lender’s possession concerning the same or any other matter. By executing this Agreement, the Principals knowingly accept the full range of risks encompassed within a contract of this type, which risks they acknowledge. The Principals shall have no right to require the Lender to obtain or disclose any information with respect to the Obligations, the financial condition or character of the Borrower, the Operating Partnership, the Property, the Borrower’s ability to pay or perform the Obligations, the existence or non-existence of any guaranties of all or any part of the Obligations, any action or non-action on the part of the Lender, the Borrower, the Operating Partnership, or any other person, or any other matter, fact or occurrence whatsoever. In the event a contribution is made pursuant to this Agreement, the parties agree no additional Partnership Units will be issued to the Principals. The parties agree that if a contribution is made under this Agreement, the allocation provisions of the Operating Partnership shall be applied in a manner so as to assure to the greatest extent possible that the capital account balances of the partners are no different than would have existed if no contribution had been made under this Agreement.

8.    Principals’ General Waivers. Each Principal waives: (a) any defense now existing or hereafter arising based upon any legal disability or other defense of Operating Partnership, Borrower, Principal or any other Principal or other Person, or by reason of the cessation or limitation of the liability of Borrower, Principal or any other Principal or other Person from any cause other than full payment and performance of all obligations due under the Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of the Operating Partnership, Borrower or any other Person, or any defect in the formation of Operating Partnership, Borrower or any other Person; (c) the unenforceability or invalidity of any security or guarantee or the lack of perfection or continuing perfection, or failure of priority of any security for the obligations guarantied hereunder; (d) any and all rights and defenses arising out of an election of remedies

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by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Principal’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (e) any defense based upon Lender’s failure to disclose to Principal any information concerning Operating Partnership’s, Borrower’s or any other Person’s financial condition or any other circumstances bearing on Operating Partnership’s, Borrower’s or any other Person’s ability to pay and perform all obligations due under the Loan Documents; (f) any failure by Lender to give notice to Operating Partnership, Borrower, Principal or any other Person of the sale or other disposition of security held for the Loan, and any defect in notice given by Lender in connection with any such sale or disposition of security held for the Loan; (g) any failure of Lender to comply with applicable laws in connection with the sale or disposition of security held for the Loan, including, without limitation, any failure by Lender to conduct a commercially reasonable sale or other disposition of such security; (h) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal, or that reduces a surety’s or Principal’s obligations in proportion to the principal’s obligation; (i) any use of cash collateral under Section 363 of the Federal Bankruptcy Code; (j) any defense based upon Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (k) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (l) relief from any applicable valuation or appraisement laws; and (r) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Principal. Each Principal agrees that the payment and performance of all obligations due under the Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Loan Documents shall similarly operate to toll the statute of limitations applicable to such Principal’s liability hereunder.

Without limiting the generality of the foregoing or any other provision hereof, each Principal further waives any and all rights and defenses that such Principal may have because Borrower’s debt is secured by real property; this means, among other things, that: if Lender forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Principal shall have the obligation to contribute hereunder even if Lender, by foreclosing on the real property collateral, has destroyed any subrogation right of Principal against Borrower, the Operating Partnership or the General Partner of the Operating Partnership. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses each Principal may have because Borrower’s debt is secured by real property.
Without limiting the generality of the foregoing or any other provision hereof, each Principal expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to such Principal under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, and under California Code of Civil Procedure Sections 580a, 580b, 580d and 726 (or any of such sections), or any other jurisdiction to the extent the same are applicable to this Agreement or the agreements, covenants or obligations of such Principal hereunder.

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9.    Waiver of Rights of Subrogation. This Agreement is expressly for the benefit of the Operating Partnership, the Borrower, the Lender, any Indemnified Party (as defined below), and their respective successors and assigns (collectively, the “Beneficiaries”). The obligations of each Principal hereunder shall be in addition to and shall not limit or in any way affect the obligations of any Principal under any existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. Subject to Paragraph 1 of this Agreement, the obligations of each Principal hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought by any Beneficiary against any Principal, whether or not actions are brought against Borrower, and whether or not Borrower is joined in any such action or actions against such Principal. Each Principal expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Principal may now or hereafter have against Borrower or any other Person (other than a direct or indirect member or partner in such Principal) directly or contingently liable for the payment or performance under the Loan (including, without limitation, any property collateralizing the obligations under the Loan), arising from the existence or performance of this Agreement. Each Principal further agrees that it will not enter into any agreement providing, directly or indirectly, for contribution, reimbursement or repayment by Operating Partnership, Borrower or any other Person (other than a direct or indirect member or partner in such Principal) on account of any payment by such Principal and further agrees that any such agreement, whether existing or hereafter entered into in violation hereof would be void. In furtherance, and not in limitation, of the preceding waiver, each Principal agrees that (i) any payment directly to the Lender by a Principal in satisfaction of its obligations pursuant to this Agreement shall be deemed a contribution by each Principal (as applicable) to the capital of the Operating Partnership, and any such payment shall not cause any Principal to be a creditor of Borrower, Intermediary Owner, any other subsidiary of the Operating Partnership or New OP that owns, directly or indirectly, an interest in Borrower, the Operating Partnership, or New OP, and (ii) no Principal shall be entitled to, or shall receive, the return of any such capital contribution except to the extent permitted by the organizational documents of the Operating Partnership.

10.    Indemnification of Other Parties. Subject to the Lender’s requirement to first exercise its rights against the Property as provided in Paragraph 1 hereof, if, for any reason, Parkway Properties, Inc., the general partner of the Operating Partnership (“General Partner”) or any other partner or member of the Operating Partnership or the Borrower or any affiliate thereof (each, an “Indemnified Party”) is required by Lender to make any payment to the Lender or any contribution to the Borrower with respect to the portion of the Loan for which a payment pursuant to this Agreement is required (collectively, an “Indemnified Party Outlay”), each Principal shall absolutely and unconditionally reimburse the Indemnified Party for the lesser of (i) such Principal’s Allocable Share of the full amount of such Indemnified Party Outlay or (ii) the maximum amount such Principal would have been obligated to contribute under Paragraph 1 hereof had such payment not been made by the Indemnified Party. Each Principal shall reimburse the Indemnified Party as required by this Paragraph 10 within 60 days after receiving written notice of a Indemnified Party Outlay from the Indemnified Party. Any payments to an Indemnified Party hereunder shall for all purposes hereunder be treated as capital contributions by each Principal to the Operating Partnership in accordance with the provisions of Paragraph 1 above.

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11.    Lender Inducement. This Paragraph is given as a material inducement to Lender to accept this Agreement. This Paragraph shall control in the event of any conflict or inconsistency between this Paragraph and Paragraph 9 hereof or any other provision of this Agreement or any other document or source of rights of any of Principals whatsoever. Principals represent and covenant in favor of Lender that none of them has, and none of them ever shall have, any claim or right whatsoever against Borrower, and none of them ever shall have or assert any claim or right in any bankruptcy case or similar proceeding in which Borrower is a debtor, or in which any collateral or security for the Loan shall be property of the estate. Without limitation of any other waiver or other provision of this Agreement, but overriding any conflict or inconsistency with Paragraph 9 hereof and any such other waiver or provision, Principals do hereby absolutely and forever waive, relinquish, abandon and covenant not to assert any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Principal may now or hereafter have against Borrower or any other Person directly or contingently liable for the payment or performance under the Loan or having any interest in any collateral or security for the Loan, irrespective of when and under what circumstances any such right might otherwise now or hereafter exist.

12.    Effect of Waivers. Each Principal warrants and agrees that each of the waivers set forth in this Agreement are made with such Principal’s full knowledge of their significance and consequences, and that under the circumstances the waivers are reasonable. If any of said waivers shall hereafter be determined by a court of competent jurisdiction to be contrary to any applicable law or against public policy, such waivers shall be effective only to the maximum extent permitted by law.

13.    Rules of Construction. The word “Borrower” as used herein shall include the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Loan Documents. The term “Person” as used herein shall include any individual, corporation, partnership, limited liability company, trust or other legal entity of any kind whatsoever. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Agreement are for convenience only and shall be disregarded in construing this Agreement.

14.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAWS. THE PARTIES CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT WITHIN THE STATE OF DELAWARE AND ALSO CONSENT TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY DELAWARE OR FEDERAL LAW.

15.    Amendments. This Agreement shall not be modified, amended or terminated in a manner which is materially adverse to any Principal or any Beneficiary without the written consent of such Principal or Beneficiary.

16.    Miscellaneous. The provisions of this Agreement shall bind and benefit the heirs, executors, administrators, legal representatives, successors and assigns of each party hereto and of each of the Beneficiaries. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be

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deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Agreement.

17.    Counterparts. This Agreement may be executed in counterparts (including by facsimile) with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

18.    Release. The release of Borrower from all or any part of the indebtedness evidenced by the Loan for any reason (other than full payment of such indebtedness) or any other obligations under any of the Loan Documents for any reason (other than the full performance thereof) shall not release any Principal from liability under this Agreement, unless each Beneficiary consents to such a release of Principal in writing.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.
MAGUIRE THOMAS PARTNERS-
COMMERCE SQUARE II, LTD.,
a California limited partnership

By:	THOMAS DEVELOPMENT PARTNERS-PHASE II, INC., a California corporation
Its General Partner

By: /s/ James A. Thomas
James A. Thomas, President

MAGUIRE/THOMAS PARTNERS-PHILADELPHIA, LTD., a California limited partnership

By:    THOMAS PARTNERS, INC.,
a California corporation
Its General Partner

By: /s/ James A. Thomas
James A. Thomas, President

THOMAS INVESTMENT PARTNERS, LLC,
a California limited liability company

By:    THOMAS PARTNERS, INC.,
a California corporation
Its Manager

By: /s/ James A. Thomas
James A. Thomas, President

[Signatures Continued on Following Page]

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/s/ James A. Thomas
James A. Thomas, Trustee of The Lumbee Clan Trust

THOMAS PARTNERS, INC.,
a California corporation

/s/ James A. Thomas
By:     James A. Thomas
Title:     President

[Signatures Continued on Following Page]

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PARKWAY PROPERTIES LP,

By:    PARKWAY PROPERTIES GENERAL PARTNERS, INC.,

By:    /s/ Jayson Lipsey
Name:     Jayson Lipsey

Title:	Executive Vice President and COO
By:    /s/ Jason Bates
Name:     Jason Bates

Title:	EVP / Chief Investment Officer

11

Exhibit “A”

Principal	Maximum Liability	Shortfall Percentage

Maguire/Thomas Partners-Philadelphia, Ltd.	$18,977,286	42.17174%

Thomas Investment Partners, LLC	$8,025,463	17.83436%

Maguire Thomas Partners-Commerce Square, Ltd.	$17,551,887	39.00419%

The Lumbee Clan Trust	$420,688	00.93486%

Thomas Partners, Inc.	$24,676	00.05483%

Total Contribution Amount:	$45,000,000	100%

A-1

Exhibit C

(San Felipe Guarantee Agreement)

C-1

CONTRIBUTION AGREEMENT
(San Felipe Plaza)
THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made as of May 27, 2016, by and among MAGUIRE THOMAS PARTNERS-COMMERCE SQUARE II, LTD., a California limited partnership, MAGUIRE/THOMAS PARTNERS-PHILADELPHIA, LTD., a California limited partnership, THOMAS INVESTMENT PARTNERS, LLC, a California limited liability company, JAMES A. THOMAS, in his capacity as the TRUSTEE OF THE LUMBEE CLAN TRUST, and THOMAS PARTNERS, INC., a California corporation, severally and not jointly (each a “Principal,” and collectively, “Principals”) and PARKWAY PROPERTIES, L.P. (“Operating Partnership”)..
R E C I T A L S
A.    Pursuant to that certain Promissory Note and that certain Deed of Trust and Security Agreement (the “Deed of Trust”) dated as of July 21, 2010 by TPG-San Felipe Plaza, L.P., a Delaware limited partnership (“Borrower”), for the benefit of METROPOLITAN Life Insurance Company, a New York corporation (“Lender”), as Beneficiary, Borrower was indebted to Lender at December 31, 2015 in the principal amount of approximately One Hundred Seven Million Eight Hundred Seventy-Seven Thousand Dollars ($107,877,000) (the “Loan”), secured by, among other collateral, a first deed of trust lien on the Property defined in the Deed of Trust.
B.    Principals are the owners of limited partnership interests in the Operating Partnership, which, in turn, owns, indirectly through various intermediate entities, (i) a 99.5% limited partner interest in Borrower, and (ii) 100% of TPG-San Felipe Plaza GP, LLC, a Delaware limited liability company (the “Intermediary Owner”), which in turn owns a 0.5% general partner interest in Borrower. Operating Partnership and Principals agree that in the event of a default under the Loan, subject to the limitations and terms and conditions set forth in this Agreement, the Principals will make additional contributions of capital to Operating Partnership and Operating Partnership will, in turn, through a series of capital contributions to intermediate entities, cause such contributed capital to be contributed to Borrower and to the Intermediary Owner, and cause the Intermediary Owner to contribute such funds to the Borrower, to be used to repay any outstanding Shortfall Amount on the Loan, as defined below.
C.    The parties acknowledge that pursuant to an Agreement and Plan of Merger, dated as of April 28 2016 (the “2016 Merger Agreement”), entered into by Parkway Properties, Inc., a Maryland corporation and the Operating Partnership with Cousins Properties Incorporated and Clinic Sub Inc., indirect ownership interests in the Property are expected to be contributed to a limited partnership (“New OP”) that will be the operating partnership for a newly formed public REIT, Parkway, Inc. (“HoustonCo”). Following such restructuring, (i) the Property will continue to be owned by Borrower; (ii) the Intermediary Owner will continue to be the general partner of Borrower, (iii) Borrower will be directly or indirectly wholly owned by New OP, (iv) the general partner of New OP will be the same entity as the general partner of the Operating Partnership, (v) the Operating Partnership will hold a limited partner interest in New OP, and (vi) HoustonCo will own 100% of the stock of the general partner and a limited partner interest in New OP (the restructuring transactions described in this Recital C are referred to as the “UPREIT Reorganization”).
D.    All capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Deed of Trust.
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.    Capital Contribution Obligation. If, for any reason, the Borrower shall be in default under the Loan and repayment of the obligations (the “Obligations”) of the Borrower evidenced by the Loan and secured by the Deed of Trust is due (such default and repayment obligation referred to hereinafter as a “Default”) and the Default can be cured by the payment of cash to the Lender, then the Principals absolutely and unconditionally agree (subject to the limits set forth below) to contribute to the capital of the Operating Partnership cash or cash equivalents in an amount equal to such Principal’s Allocable Share (as defined below) of the Shortfall Amount (as defined below). Notwithstanding the foregoing, each Principal’s maximum liability hereunder is equal to the “Maximum Liability” listed opposite the Principal’s name on Exhibit “A” attached hereto and under no circumstances shall a Principal be obligated to contribute an aggregate amount under this Agreement in excess of such Principal’s Maximum Liability. No demand shall be made under this Agreement for contribution of the Shortfall Amount or any portion thereof until such time as the Lender shall have fully and completely exercised (and not waived) all rights, powers, and remedies it has with respect to foreclosure on the Property, or following the date any such Default is cured. The “Shortfall Amount” shall equal the excess of (i) Sixty-Four Million Dollars ($64,000,000.00) (the “Total Contribution Amount”) or the amount of outstanding principal and accrued interest owed on the Loan immediately prior to the Default, whichever is less; over (ii) the sum of all amounts recovered and the fair market value of the Property obtained by Lender (including, without limitation, with respect to principal, interest, late fees, penalties and costs of collection), if any, from or on behalf of the Borrower after the Default in proceedings against the Borrower or the Property under the documents which set forth the Loan (including, without limitation, the Deed of Trust). Each Principal’s “Allocable Share” of the Shortfall Amount shall be equal to the product of (x) the total Shortfall Amount, multiplied by (y) the “Shortfall Percentage” listed opposite such Principal's name on Exhibit “A” attached hereto. The obligations of each Principal hereunder are separate and distinct from the obligations of any other Principal hereunder and are not joint and several.

2.    Use of Contributions.

2.1.    Prior to Merger Transactions. Prior to the closing of the UPREIT Reorganization, the funds contributed to the capital of the Operating Partnership by each Principal will be contributed by the Operating Partnership, indirectly through a series of intermediate entities, 99.5% to Borrower and 0.5% to the Intermediary Owner; the Operating Partnership will cause the Intermediary Owner to contribute such funds it receives to the Borrower; and all such funds shall be used by the Borrower to pay any Shortfall Amount. Any capital contributions made to the Operating Partnership by the Principals pursuant hereto shall be deposited by the Operating Partnership immediately into a separate bank account in Borrower’s name (which deposit shall be deemed to constitute the foregoing contributions). Operating Partnership shall, through the Intermediary Owner, cause Borrower to use such funds solely for payments to the Lender for the Shortfall Amount.
2.2    After Merger Transactions. After the closing of UPREIT Reorganization, the funds contributed to the capital of the Operating Partnership by each Principal will be contributed by the Operating Partnership to New OP, and New OP will contribute such funds, indirectly through a series of intermediate entities, to the Borrower; and all such funds shall be used by the Borrower to pay any Shortfall Amount. Any capital contributions made to the Operating Partnership by the Principals pursuant hereto shall be deposited by the Operating Partnership immediately into a separate bank account in Borrower’s name (which deposit shall be deemed to constitute the foregoing contributions). New OP shall cause Borrower to use such funds solely for payments to the Lender for the Shortfall Amount.
3.    Personal Obligations. The obligations of the Principals under this Agreement are personal to the Principals and shall not be affected by any transfer by them of all or any of their interests in the Operating Partnership, and the Principals shall have no right to receive from the Operating Partnership or the General Partner of the Operating Partnership the reimbursement or return of any contributions to the Operating Partnership, or other payments, made pursuant to this Agreement. No Principal shall be liable to Operating Partnership, Lender or any other Person for any such loss, cost, damage, injury or expense sustained or incurred as a result of another Principal’s failure to perform its obligations under this Agreement.

4.    Term of Agreement. This Agreement, as well as all of the rights, duties, requirements and obligations created hereunder, shall expire and be of no further force or effect as of the date on which the Obligations under the Loan are satisfied in full.

5.    Rights of Lender. Without in any manner limiting the generality of the foregoing, Borrower or the Lender, or any subsequent holder of the Loan or beneficiary of the Deed of Trust may, from time to time, without notice to or consent of the Principals, agree to any amendment, waiver, modification or alteration of the Loan Documents relating to Borrower and its rights and obligations thereunder (including, without limitation, renewal, waiver or variation of the maturity of the indebtedness under the Loan, increase or reduction of the rate of interest payable under the Loan, release, substitution or addition of any Principal or endorser and acceptance of any security for the Loan). The Loan may be extended one or more times without notice to or consent from the Principals, and the Principals shall remain at all times bound to their obligations under this Agreement, notwithstanding such extensions.

6.    Intent to Benefit Lender. This Agreement is expressly for the benefit of the Lender and its successors and assigns. The Parties intend that the Lender shall be a third party beneficiary of this Agreement and that the Lender shall have the right to enforce the obligations of each Principal hereunder separately and independently of the Operating Partnership, without any requirement whatsoever of resort by the Lender to any other party. The Lender’s status as a third party beneficiary of this Agreement and the Lender’s right to enforce the obligations of the Principals are material elements of this Agreement. Any payments to Lender hereunder shall for all purposes hereunder be treated as capital contributions by the Principals to the Operating

Partnership in accordance with the provisions of Paragraph 1 above. This Agreement shall not be modified, amended or terminated without the written consent of the Lender. The Principals shall furnish a copy of this Agreement to the Lender simultaneously with its execution by the parties.

7.    Condition of the Borrower and Operating Partnership. The Principals are fully aware of the financial condition of the Borrower, the Operating Partnership and the Property, and are executing and delivering this Agreement based solely upon their own independent investigation of all matters pertinent hereto and are not relying in any manner upon any representation or statement of the Lender. Each Principal hereby represents and warrants that it is in a position to obtain, and hereby assumes full responsibility for obtaining, any additional information concerning the Operating Partnership’s and the Property’s financial condition and any other matter pertinent hereto as it may desire, and it is not relying upon or expecting the Lender to furnish to it any information now or hereafter in the Lender’s possession concerning the same or any other matter. By executing this Agreement, the Principals knowingly accept the full range of risks encompassed within a contract of this type, which risks they acknowledge. The Principals shall have no right to require the Lender to obtain or disclose any information with respect to the Obligations, the financial condition or character of the Borrower, the Operating Partnership, the Property, the Borrower’s ability to pay or perform the Obligations, the existence or non-existence of any guaranties of all or any part of the Obligations, any action or non-action on the part of the Lender, the Borrower, the Operating Partnership, or any other person, or any other matter, fact or occurrence whatsoever. In the event a contribution is made pursuant to this Agreement, the parties agree no additional Partnership Units will be issued to the Principals. The parties agree that if a contribution is made under this Agreement, the allocation provisions of the Operating Partnership shall be applied in a manner so as to assure to the greatest extent possible that the capital account balances of the partners are no different than would have existed if no contribution had been made under this Agreement.

8.    Principals’ General Waivers. Each Principal waives: (a) any defense now existing or hereafter arising based upon any legal disability or other defense of Operating Partnership, Borrower, Principal or any other Principal or other Person, or by reason of the cessation or limitation of the liability of Borrower, Principal or any other Principal or other Person from any cause other than full payment and performance of all obligations due under the Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of the Operating Partnership, Borrower or any other Person, or any defect in the formation of Operating Partnership, Borrower or any other Person; (c) the unenforceability or invalidity of any security or guarantee or the lack of perfection or continuing perfection, or failure of priority of any security for the obligations guarantied hereunder; (d) any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Principal’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (e) any defense based upon Lender’s failure to disclose to Principal any information concerning Operating Partnership’s, Borrower’s or any other Person’s financial condition or any other circumstances bearing on Operating Partnership’s, Borrower’s or any other Person’s ability to pay and perform all obligations due under the Loan Documents; (f) any failure by Lender to give notice to Operating Partnership, Borrower, Principal or any other Person of the sale or other disposition of security held for the Loan, and any defect in notice given by Lender in connection with any such sale or disposition of security held for the Loan; (g) any failure of Lender to comply with applicable laws in connection with the sale or disposition of security held for the Loan, including, without limitation, any failure by Lender to conduct a commercially reasonable sale or other disposition of such security; (h) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal, or that reduces a surety’s or Principal’s obligations in proportion to the principal’s obligation; (i) any use of cash collateral under Section 363 of the Federal Bankruptcy Code; (j) any defense based upon Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (k) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (l) relief from any applicable valuation or appraisement laws; and (r) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Principal. Each Principal agrees that the payment and performance of all obligations due under the Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Loan Documents shall similarly operate to toll the statute of limitations applicable to such Principal’s liability hereunder.

Without limiting the generality of the foregoing or any other provision hereof, each Principal further waives any and all rights and defenses that such Principal may have because Borrower’s debt is secured by real property; this means, among other things, that: if Lender forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Principal shall have the obligation to contribute hereunder even if Lender, by foreclosing on the real property collateral, has destroyed any subrogation right of Principal against Borrower, the Operating Partnership or the General Partner of the Operating Partnership. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses each Principal may have because Borrower’s debt is secured by real property.
Without limiting the generality of the foregoing or any other provision hereof, each Principal expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to such Principal under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, and under California Code of Civil Procedure Sections 580a, 580b, 580d and 726 (or any of such sections), or any other jurisdiction to the extent the same are applicable to this Agreement or the agreements, covenants or obligations of such Principal hereunder.
9.    Waiver of Rights of Subrogation. This Agreement is expressly for the benefit of the Operating Partnership, the Borrower, the Lender, any Indemnified Party (as defined below), and their respective successors and assigns (collectively, the “Beneficiaries”). The obligations of each Principal hereunder shall be in addition to and shall not limit or in any way affect the obligations of any Principal under any existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. Subject to Paragraph 1 of this Agreement, the obligations of each Principal hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought by any Beneficiary against any Principal, whether or not actions are brought against Borrower, and whether or not Borrower is joined in any such action or actions against such Principal. Each Principal expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Principal may now or hereafter have against Borrower or any other Person (other than a direct or indirect member or partner in such Principal) directly or contingently liable for the payment or performance under the Loan (including, without limitation, any property collateralizing the obligations under the Loan), arising from the existence or performance of this Agreement. Each Principal further agrees that it will not enter into any agreement providing, directly or indirectly, for contribution, reimbursement or repayment by Operating Partnership, Borrower or any other Person (other than a direct or indirect member or partner in such Principal) on account of any payment by such Principal and further agrees that any such agreement, whether existing or hereafter entered into in violation hereof would be void. In furtherance, and not in limitation, of the preceding waiver, each Principal agrees that (i) any payment directly to the Lender by a Principal in satisfaction of its obligations pursuant to this Agreement shall be deemed a contribution by each Principal (as applicable) to the capital of the Operating Partnership, and any such payment shall not cause any Principal to be a creditor of Borrower, Intermediary Owner, any other subsidiary of the Operating Partnership or New OP that owns, directly or indirectly, an interest in Borrower, the Operating Partnership, or New OP, and (ii) no Principal shall be entitled to, or shall receive, the return of any such capital contribution except to the extent permitted by the organizational documents of the Operating Partnership.

10.    Indemnification of Other Parties. Subject to the Lender’s requirement to first exercise its rights against the Property as provided in Paragraph 1 hereof, if, for any reason, Parkway Properties, Inc., the general partner of the Operating Partnership (“General Partner”) or any other partner or member of the Operating Partnership or the Borrower or any affiliate thereof (each, an “Indemnified Party”) is required by Lender to make any payment to the Lender or any contribution to the Borrower with respect to the portion of the Loan for which a payment pursuant to this Agreement is required (collectively, an “Indemnified Party Outlay”), each Principal shall absolutely and unconditionally reimburse the Indemnified Party for the lesser of (i) such Principal’s Allocable Share of the full amount of such Indemnified Party Outlay or (ii) the maximum amount such Principal would have been obligated to contribute under Paragraph 1 hereof had such payment not been made by the Indemnified Party. Each Principal shall reimburse the Indemnified Party as required by this Paragraph 10 within 60 days after receiving written notice of a Indemnified Party Outlay from the Indemnified Party. Any payments to an Indemnified Party hereunder shall for all purposes hereunder be treated as capital contributions by each Principal to the Operating Partnership in accordance with the provisions of Paragraph 1 above.

11.    Lender Inducement. This Paragraph is given as a material inducement to Lender to accept this Agreement. This Paragraph shall control in the event of any conflict or inconsistency between this Paragraph and Paragraph 9 hereof or any other provision of this Agreement or any other document or source of rights of any of Principals whatsoever. Principals represent and covenant in favor of Lender that none of them has, and none of them ever shall have, any claim or right whatsoever against Borrower, and none of them ever shall have or assert any claim or right in any bankruptcy case or similar proceeding in which Borrower is a debtor, or in which any collateral or security for the Loan shall be property of the estate. Without limitation of any other waiver or other provision of this Agreement, but overriding any conflict or inconsistency with Paragraph 9 hereof and any such other waiver or provision, Principals do hereby absolutely and forever waive, relinquish, abandon and covenant not to assert any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Principal may now or hereafter have against Borrower or any other Person directly or contingently liable for the payment or performance under the Loan or having any interest in any collateral or security for the Loan, irrespective of when and under what circumstances any such right might otherwise now or hereafter exist.

12.    Effect of Waivers. Each Principal warrants and agrees that each of the waivers set forth in this Agreement are made with such Principal’s full knowledge of their significance and consequences, and that under the circumstances the waivers are reasonable. If any of said waivers shall hereafter be determined by a court of competent jurisdiction to be contrary to any applicable law or against public policy, such waivers shall be effective only to the maximum extent permitted by law.

13.    Rules of Construction. The word “Borrower” as used herein shall include the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Loan Documents. The term “Person” as used herein shall include any individual, corporation, partnership, limited liability company, trust or other legal entity of any kind whatsoever. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Agreement are for convenience only and shall be disregarded in construing this Agreement.

14.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAWS. THE PARTIES CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT WITHIN THE STATE OF DELAWARE AND ALSO CONSENT TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY DELAWARE OR FEDERAL LAW.

15.    Amendments. This Agreement shall not be modified, amended or terminated in a manner which is materially adverse to any Principal or any Beneficiary without the written consent of such Principal or Beneficiary.

16.    Miscellaneous. The provisions of this Agreement shall bind and benefit the heirs, executors, administrators, legal representatives, successors and assigns of each party hereto and of each of the Beneficiaries. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Agreement.

17.    Counterparts. This Agreement may be executed in counterparts (including by facsimile) with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

18.    Release. The release of Borrower from all or any part of the indebtedness evidenced by the Loan for any reason (other than full payment of such indebtedness) or any other obligations under any of the Loan Documents for any reason (other than the full performance thereof) shall not release any Principal from liability under this Agreement, unless each Beneficiary consents to such a release of Principal in writing.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.
MAGUIRE THOMAS PARTNERS-
COMMERCE SQUARE II, LTD.,
a California limited partnership

By:	THOMAS DEVELOPMENT PARTNERS-PHASE II, INC., a California corporation
Its General Partner

By: /s/ James A. Thomas
James A. Thomas, President

MAGUIRE/THOMAS PARTNERS-PHILADELPHIA, LTD., a California limited partnership

By:    THOMAS PARTNERS, INC.,
a California corporation
Its General Partner

By: /s/ James A. Thomas
James A. Thomas, President

THOMAS INVESTMENT PARTNERS, LLC,
a California limited liability company

By:    THOMAS PARTNERS, INC.,
a California corporation
Its Manager

By: /s/ James A. Thomas
James A. Thomas, President

[Signatures Continued on Following Page]

/s/ James A. Thomas
James A. Thomas, Trustee of The Lumbee Clan Trust

THOMAS PARTNERS, INC.,
a California corporation

/s/ James A. Thomas
By:     James A. Thomas
Title:     President

[Signatures Continued on Following Page]

PARKWAY PROPERTIES LP,

By:    PARKWAY PROPERTIES GENERAL PARTNERS, INC.,

By:    /s/ Jayson Lipsey
Name:     Jayson Lipsey

Title:	Executive Vice President and COO
By:    /s/ Jason Bates
Name:     Jason Bates

Title:	EVP / Chief Investment Officer

Exhibit “A”

Principal	Maximum Liability	Shortfall Percentage

Maguire/Thomas Partners-Philadelphia, Ltd.	$20,174,781	31.52309%

Thomas Investment Partners, LLC	$34,104,140	53.28771%

Maguire Thomas Partners-Commerce Square, Ltd.	$4,970,534	7.76645%

The Lumbee Clan Trust	$4,487,336	7.01146%

Thomas Partners, Inc.	$263,210	0.41126%

Total Contribution Amount:	$64,000,000	100%